STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

May 21, 2018

Job Number: C20180521-1037
Reference Number:
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20180230083-57	Certificate of Revival	3 Pages/1 Copies

Respectfully,

Barbara K. Cegavske
Secretary of State

Certified By: Richard Sifuentes
Certificate Number: C20180521-1037

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20180230083-57
Barbara K. Cegavske	Filing Date and Time 05/21/2018 11:50 AM
Secretary of State State of Nevada	Entity Number C6265-2002

Certificate of Revival
(PURSUANT TO NRS 78.730 AND 81.010)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Revival for a Nevada Corporation
(For Corporations Governed by NRS 78.730 and 81.010)

1. Name of corporation:

Zhongchai Machinery, Inc

2. Registered Agent for service of process: (check only one box)

☒ Commercial Registered Agent: Nevada Agency and Transfer Company
Name

☐ Noncommercial Registered Agent (name and address below)

☐ Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity

Street Address City NEVADA Zip Code

Mailing Address (if different from street address) City NEVADA Zip Code

3. Date when revival of charter is to commence or be effective, which may be before the date of the certificate: May 17, 2018
(month, day, year)

4. Indicate whether or not the revival is to be perpetual, and, if not perpetual, the time for which the revival is to continue. The corporation's existence shall be:

PERPETUAL or
(Time for which the revival is to continue)

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Revival

(PURSUANT TO NRS 78.730 AND 81.010)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5. Names and addresses of **President, Secretary, Treasurer and Directors:** (additional pages may be attached as necessary)

David Lazar
Name of **President** or equivalent

Address	City	State	Zip Code
3445 Lawrence Ave	Oceanside	Ny	11572

David Lazar
Name of **Secretary** or equivalent

Address	City	State	Zip Code
3445 Lawrence Ave	Oceanside	Ny	11572

David Lazar
Name of **Treasurer** or equivalent

Address	City	State	Zip Code
3445 Lawrence Ave	Oceanside	Ny	11572

David Lazar
Name of **Director**

Address	City	State	Zip Code
3445 Lawrence Ave	Oceanside	Ny	11572

David Lazar
Name of **Director**

Address	City	State	Zip Code
3445 Lawrence Ave	Oceanside	Ny	11572

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Revival

(PURSUANT TO NRS 78.730 AND 81.010)

Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

6. The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 78 and/or 81.

7. Check one:

☒ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the corporation.

☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. Membership approval not required under NRS 81.010(2).

I declare under the penalty of perjury that the revival has been authorized by a court of competent jurisdiction or by the duly elected board of directors of the entity or if the entity has no board of directors, its equivalent of such board.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X David Sazar

Signature **Title** CEO

X

Signature **Title**

A REGISTERED AGENT ACCEPTANCE *MUST* ACCOMPANY THIS CERTIFICATE

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.